UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  April 12, 2007

                          Eaton Laboratories, Inc.
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               (Name of Small Business Issuer in its Charter)

            Nevada                    333-76242            45-0487463
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 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             500 N. Rainbow, Suite 300, Las Vegas, NV  89107
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                (Address of principal executive offices)

                             (702) 221-1953
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                       (Issuer's telephone number)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 - Other Events

The Board of Directors for Eaton Laboratories announced the declaration of a special stock dividend through which Eaton Laboratories will spin off its wholly-owned subsidiary, Basic Services, Inc. a Nevada corporation to its own shareholders, in the same proportion as they own stock in Eaton Laboratories.

Record shareholders of Eaton Laboratories as of the close of business on April 24, 2007, will receive one (1) unregistered common share, par value $0.001, of Basic Services, Inc. common stock for every share of Eaton Laboratories common stock owned. The Basic Services, Inc. stock dividend will be based on 10,873,750 shares of Eaton Laboratories common stock that are issued and outstanding as of the record date. The spin off does not include any stock issued to the shareholders of Hydrogen Hybrid Technologies, Inc., who received 49,500,000 shares pursuant to the Acquisition and Plan of Merger with Eaton Laboratories dated March 30, 2007 and filed in a Current Report on Form 8-K, dated March 30, 2007.

Following the issuance of the stock dividend, Basic Services will have 10,873,750 common shares issued and outstanding. The stock dividend is payable on April 30, 2007.

Eaton Laboratories will retain no ownership in Basic Services, Inc. following the issuance of the stock dividend. Further, Basic Services, Inc. will no longer be a subsidiary of Eaton Laboratories. At the time of spin off, all of the assets and liabilities of the pharmaceutical operations of Eaton Laboratories will be transferred into this subsidiary. Basic Services will be a non-reporting private company that has the same operations as Eaton Laboratories with no revenues and will be owned by the same shareholders of Eaton Laboratories. Basic Services, Inc. will have different management than Eaton Laboratories, Inc.

The Acquisition and Plan of Merger between Eaton Laboratories, Inc. and Hydrogen Hybrid Technologies, Inc. filed with the Commission on Form 8-K on March 30, 2007 details this spin off and is incorporated herein as reference. Basic Services, Inc. will focus its efforts to develop a proprietary generic pharmaceutical product. Eaton Laboratories since acquired by Hydrogen Hybrid Technologies, Inc. is now engaged in the business of selling and distributing of on-board hydrogen generating and injections systems for the Original Equipment Manufacturer, car and light truck markets globally.













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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Eaton Laboratories, Inc.
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                                      Registrant

                                By: /s/ Ira Lyons
                                ------------------------------------
                                 Name:  Ira Lyons
                                Title:  President/Director

Dated:  April 17, 2007
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